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                                                                  EXHIBIT 10-q-2

SCHEDULE IDENTIFYING AGREEMENTS SUBSTANTIALLY IDENTICAL TO THE FORM OF INDEMNITY AGREEMENT CONSTITUTING EXHIBIT 10-q-1 HERETO ENTERED INTO BY CONEXANT SYSTEMS,
                     INC. AND EACH OF THE FOLLOWING PERSONS

                                      Name

                                 Donald R. Beall

                               Steven J. Bilodeau

                                Ralph J. Cicerone

                                  Dipanjan Deb

                                Dwight W. Decker

                                F. Craig Farrill

                                  Armando Geday

                              Balakrishnan S. Iyer

                                 John W. Marren

                                 D. Scott Mercer

                                 Jerre L. Stead

                                Giuseppe P. Zocco

                                 J. Scott Blouin

                              Jasmina T. Boulanger

                                Lewis C. Brewster

                               Dennis E. O'Reilly

                                 Kerry K. Petry

                                C. Michael Powell

                                F. Matthew Rhodes

                               Michael J. Rispoli